DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for Dreyfus New Jersey Municipal
Money Market Fund, Inc. for the six-month period ended July 31, 1997. Your
Fund produced an annualized yield of 2.91%, and after taking into account the effect of compounding, the annualized effective yield ws 2.94%.*
THE ECONOMY
    The latest government data continued to show the U.S. economy growing at a somewhat decelerated pace, with real Gross Domestic Product (GDP) falling to approximately 2.2% during the April-to-June quarter. In June, stronger chain store activity was balanced by tumbling vehicle sales, while the big three car makers sweetened sales incentive plans, signaling a belief that demand will remain on the soft side through the summer. In fact, consumer spending has been weak since the spring, expanding at just 0.8% in the second quarter. Nonetheless, many economists expect growth to pick up again, pointing to brisk capital outlays by businesses and a combination of low interest rates, high consumer confidence, steady job gains, huge wealth creation, and rising disposable income that should soon jump-start consumer spending.
    Meanwhile, the economy's strength continues to be complemented by a virtual lack of inflation. With consumer prices rising just 1.4% during the second quarter, inflation is running at its lowest pace in 34 years.
Moreover, U.S. producer prices fell a record seventh consecutive month in July, and falling gold and oil prices have supported the view that inflation is also moderate globally. As expected, the Federal Reserve Board's Open
Market Committee (FOMC) left interest rates alone at its July meeting, while
Fed Chairman Alan Greenspan all but ruled out a move to tighten monetary policy anytime soon at his semi-annual testimony before the Senate on July
23. In the money market, short-term rates remained within a trading range as market participants deemed a Fed move in August unlikely.
MARKET ENVIRONMENT/PORTFOLIO ACTIVITY
    Each year, as summer approaches, the short-term municipal market experiences volatility that is reflective of the changing patterns of supply and demand conditions during the period. These market "technicals" require adjustments to portfolio strategy in anticipation of conditions such as: an increase in supply due to funds experiencing redemptions (April tax season);
a dearth of supply of high quality issues (end of June maturities); and substantial new money market issuance (mid-July financings). Our portfolio adjustments attempt to structure your Fund to take advantage of these changing conditions in an effort to enhance your Fund's return, while maintaining our commitment to high quality holdings.
    In response to the expected changes in both cash flow and supply conditions, we began preparations in early June for extending your Fund's average maturity. By creating a calendar of upcoming New Jersey issues and by subjecting each new issue to rigorous in-house credit review, we were positioned to purchase those notes which we believed would be attractive holdings for your Fund. We expect to continue to purchase notes selectively through the coming months in seeking to maximize your Fund's current yield.
As we endeavor to accomplish this, we will continue to commit to those New
Jersey tax-exempt issues which meet our high quality investment guidelines and which provide the appropriate level of liquidity for your Fund's needs.
Additionally, we will monitor all conditions which affect our marketplace and adjust our investment policy where necessary to pursue competitive returns.

    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative.
Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
August 18, 1997
New York, N.Y.

*Annualized effective yield is based upon dividends declared daily and reinvested monthly.

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

DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS                                                                           JULY 31, 1997 (UNAUDITED)
                                                                                                      Principal
Tax Exempt Investments-100.0%                                                                           Amount         Value
                                                                                                        -------       -------
New Jersey-91.1%
Atlantic County Improvement Authority, Revenue, VRDN
  (Aces Pooled Government Loan Program) 3.30% (LOC; Krediet Bank) (a,b).....                     $    4,800,000  $  4,800,000
Township of Brick, BAN 4.50%, 3/25/98.......................................                         10,365,000    10,403,737
Burlington County, BAN:
  4.25%, Series A, 6/12/98..................................................                         17,000,000    17,073,411
  4.40%, Series B, 6/12/98..................................................                          6,000,000     6,032,400
Township of East Brunswick, BAN 3.75%, 1/2/98...............................                         19,000,000    19,023,231
Essex County Improvement Authority, Revenue, VRDN
  (Aces Pooled Government Loan Program) 3.25% (LOC; Banco Santander) (a,b)..                         14,200,000    14,200,000
Hackensack, BAN 4.25%, 6/5/98...............................................                          7,814,000     7,842,551
Hudson County Improvement Authority, VRDN (Essential Purpose Pooled
Government Loan)
  3.55% (LOC: Comerica Bank and Fuji Bank) (a,b)............................                         16,240,000    16,240,000
Monmouth County Improvement Authority, Revenue, VRDN
  (Aces Pooled Government Loan Program) 3.25% (LOC; Union Bank of Switzerland) (a,b)                 25,000,000    25,000,000
Morristown, BAN 4.50%, 5/6/98...............................................                          9,500,000     9,534,754
New Jersey Economic Development Authority, VRDN:
  EDR:
    (Black Horse Pike Limited Project)
      3.95% (Corp. Guaranty; Household Finance Corp.) (a)...................                          5,400,000     5,400,000
    (Exit 8A Limited Partnership Project) 3.60% (LOC; European American Bank) (a,b)                   6,300,000     6,300,000
    (Merck and Co. Inc.) 4.125%, Series A (a)...............................                          1,000,000     1,000,000
    Refunding:
      (El Dorado Terminal) 3.15%, Series A (LOC; Dow Chemical Co.) (a,b)....                          2,000,000     2,000,000
      (Hartz and Rex Associates) 3.75%, Series B (LOC; Citibank) (a,b)......                          2,000,000     2,000,000
    (White Horse Pike Limited Project)
      3.875% (Corp. Guaranty; Household Finance Corp.) (a)..................                          7,600,000     7,600,000
  First Mortgage Gross Revenue:
    (Cranes Mill) 3.40%, Series C (LOC; Bank of Ireland) (a,b)..............                         15,000,000    15,000,000
    (Franciscan Oaks Project) 3.50%, Series B (LOC; Bank of Scotland) (a,b).                          3,500,000     3,500,000
  PCR, Refunding:
    (Hoffman La Roche Project) 3.625% (LOC; Wachovia Bank of Georgia) (a,b).                         20,000,000    20,000,000
    (Public Service Electric and Gas Co.)
      3.20%, Series A (Insured; MBIA and Liquidity Facility; Swiss Bank Corp.) (a)                   13,300,000    13,300,000
    Mortgage Facilities Revenue
      (Rennoc Corp. Project) 3.825% (LOC; Philadelphia National Bank) (a,b).                          4,305,000     4,305,000
New Jersey Health Care Facilities Financing Authority, VRDN
  (Hospital Capital Asset Financing):
    3.45%, Series A (LOC; Chase Manhattan Bank) (a,b).......................                         13,200,000    13,200,000
    3.45%, Series D (LOC; Chase Manhattan Bank) (a,b).......................                         12,000,000    12,000,000
New Jersey Sports and Exposition Authority, State Contract, VRDN
  3.45%, Series C (Insured; MBIA and Liquidity Facility; Barclay de Zotte) (a)                       35,900,000    35,900,000
New Jersey Turnpike Authority, Turnpike Revenue, Refunding, VRDN
  3.20%, Series D (Insured; FGIC and Liquidity Facility; Societe Generale) (a)                       55,100,000    55,100,000


DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                              JULY 31, 1997 (UNAUDITED)
                                                                                                       Principal
Tax Exempt Investments (continued)                                                                      Amount         Value
                                                                                                        -------       -------
New Jersey (continued)
Ocean County, BAN 4.25%, 6/19/98............................................                     $    9,287,000  $  9,333,528
Township of Parsippany-Troy Hills, BAN 4%, 2/2/98...........................                          7,300,000     7,304,599
Passaic County, BAN 4.50%, 9/26/97..........................................                         23,000,000    23,017,961
Patterson, BAN 4.50%, 5/21/98...............................................                         12,008,000    12,054,269
Port Authority of New York and New Jersey, Special Obligation Revenue, VRDN:
  3.20%, Series 2 (a).......................................................                          5,688,000     5,688,000
  (Versatile Structure Obligation):
    3.55%, Series 3 (SPBA; Morgan Guaranty Trust Co.) (a)...................                         24,200,000    24,200,000
    3.55%, Series 4 (LOC; Landesbank Hessen) (a,b)..........................                          9,900,000     9,900,000
    3.55%, Series 5 (Liquidity Facility; Bayerische Landesbank) (a).........                         21,100,000    21,100,000
State of New Jersey, G.O. Notes
  5%, Series E, 7/15/98.....................................................                         11,000,000    11,113,926
Township of Woodbridge, BAN 4.25%, 7/1/98...................................                         20,000,000    20,079,279
U.S. Related-8.9%
Commonwealth of Puerto Rico Government Development Bank:
  CP:
    3.60%, 10/21/97.........................................................                          5,000,000     5,000,000
    3.70%, 8/11/97..........................................................                          6,000,000     6,000,000
  Refunding, VRDN 3.25%, (LOC; Credit Suisse) (a,b).........................                         27,100,000    27,100,000
Commonwealth of Puerto Rico Highway and Transportation Authority,
  Highway Revenue, VRDN 3.25%, Series X (LOC: Landesbank Hessen, Swiss Bank
Corp. and
  Union Bank of Switzerland) (a,b)..........................................                          7,775,000     7,775,000
                                                                                                                      -------
TOTAL INVESTMENTS (cost $516,421,646).......................................                                     $516,421,646
                                                                                                                      =======


DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.

Summary of Abbreviations
BAN           Bond Anticipation Notes                            MBIA    Municipal Bond Investors Assurance
CP            Commercial Paper                                                Insurance Corporation
EDR           Economic Development Revenue                       PCR      Pollution Control Revenue
FGIC          Financial Guaranty Insurance Company               SBPA    Standby Bond Purchase Agreement
GO            General Obligation                                 VRDN    Variable Rate Demand Notes
LOC           Letter of Credit




Summary of Combined Ratings (Unaudited)

Fitch (c)    or Moody's             or Standard & Poor's    Percentage of Value
--------        --------               ------------------   -------------------
F1+/F1          VMIG1/MIG1, P1 (d)     SP1+/SP1, A1+/A1 (d)        72.4%
AAA/AA (e)      Aaa/Aa (e)             AAA/AA (e)                   3.7
Not Rated (f)   Not Rated (f)          Not Rated (f)               23.9
                                                                  ----
                                                                  100.0%
                                                                   =====


Notes to Statement of Investments:
    (a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (b) Secured by letters of credit. At July 31, 1997, 35.2% of the Fund's net assets are backed by letters of credit issued by domestic banks, corporations and foreign banks.
    (c) Fitch currently provides creditworthiness information for a limited number of investments.
    (d) P1 and A1 are the highest ratings assigned tax exempt commercial paper by Moody's and Standard & Poor's, respectively.
    (e) Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.
    (f) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                            JULY 31, 1997 (UNAUDITED)
                                                                                                          Cost         Value
                                                                                                     --------          ------
ASSETS:             Investments in securities-See Statement of Investments            $516,421,646      $516,421,646
                    Cash.......................................                                              426,820
                    Interest receivable........................                                            3,782,792
                    Prepaid expenses...........................                                                8,699
                                                                                                            --------
                                                                                                         520,639,957
                                                                                                            --------
LIABILITIES:        Due to The Dreyfus Corporation and affiliates                                            237,515
                    Accrued expenses and other liabilities.....                                              118,778
                                                                                                            --------
                                                                                                             356,293
                                                                                                            --------
NET ASSETS.....................................................                                         $520,283,664
                                                                                                            ========
REPRESENTED BY:     Paid-in capital............................                                         $520,458,523
                    Accumulated net realized gain (loss) on investments                                     (174,859)
                                                                                                            --------
NET ASSETS.....................................................                                         $520,283,664
                                                                                                                         ========
SHARES OUTSTANDING
(2 billion shares of $.001 par value Common Stock authorized)...............                                          520,458,523
NET ASSET VALUE, offering and redemption price per share....................                                                $1.00
                                                                                                                         ========

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF OPERATIONS                                                              SIX MONTHS ENDED JULY 31, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME                       Interest Income................................                                         $9,406,231
EXPENSES:                    Management fee-Note 2(a).......................                     $1,335,862
                             Shareholder servicing costs -Note 2(b).........                        215,563
                             Professional fees..............................                         27,160
                             Custodian fees.................................                         26,491
                             Directors' fees and expenses-Note 2(c).........                         17,750
                             Prospectus and shareholders' reports...........                         15,000
                             Registration fees..............................                         10,865
                             Miscellaneous..................................                          6,534
                                                                                                     ------
                                         Net Expenses...........................................                      1,655,225
                                                                                                                         ------
INVESTMENT INCOME-NET.......................................................                                          7,751,006
NET REALIZED GAIN (LOSS) ON INVESTMENTS-Note 1(b)...........................                                            (12,241)
                                                                                                                         ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $7,738,765
                                                                                                                         ======
SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                  Six Months Ended
                                                                                    July 31, 1997          Year Ended
                                                                                     (Unaudited)        January 31, 1997
                                                                                      ---------            ---------
OPERATIONS:
  Investment income-net...................................................      $     7,751,006       $   16,234,965
  Net realized gain (loss) on investments.................................              (12,241)              (4,210)
                                                                                       --------             --------
    Net Increase (Decrease) in Net Assets Resulting from Operations.......            7,738,765           16,230,755
                                                                                       --------             --------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net...................................................           (7,751,006)         (16,234,965)
                                                                                       --------             --------
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold...........................................          269,081,385          653,656,150
  Dividends reinvested....................................................            7,021,868           14,796,841
  Cost of shares redeemed.................................................         (317,067,084)        (754,746,193)
                                                                                       --------             --------
    Increase (Decrease) in Net Assets from Capital Stock Transactions.....          (40,963,831)         (86,293,202)
                                                                                       --------             --------
      Total Increase (Decrease) in Net Assets.............................          (40,976,072)         (86,297,412)
NET ASSETS:
  Beginning of Period.....................................................          561,259,736          647,557,148
                                                                                       --------             --------
  End of Period...........................................................        $ 520,283,664        $ 561,259,736
                                                                                       ========             ========

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                     Six Months Ended
                                                      July 31, 1997                  Year Ended January 31,
                                                                        ----------------------------------------------------
PER SHARE DATA:                                        (Unaudited)        1997        1996        1995        1994        1993
                                                      ------------        ----        ----        ----        ----        ----
    Net asset value, beginning of period..              $  1.00        $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                           ----           ----        ----        ----        ----        ----
    Investment Operations:
    Investment income-net.................                 .014           .027        .032        .025        .021        .027
                                                           ----           ----        ----        ----        ----        ----
    Distributions:
    Dividends from investment income-net..                (.014)         (.027)      (.032)      (.025)      (.021)      (.027)
                                                           ----           ----        ----        ----        ----        ----
    Net asset value, end of period........              $  1.00        $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                           ====           ====        ====        ====        ====        ====
TOTAL INVESTMENT RETURN...................                 2.92%*         2.75%       3.25%       2.55%       2.12%       2.68%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                 .62%*          .65%        .59%        .42%        .35%        .32%
    Ratio of net investment income
      to average net assets...............                 2.90%*         2.71%       3.21%       2.52%       2.10%       2.65%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..                    -              -         .06%        .22%        .30%        .32%
    Net Assets, end of period (000's Omitted)          $520,284       $561,260    $647,557    $772,913    $778,236    $781,600

*  Annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus New Jersey Municipal Money Market Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and New Jersey income taxes consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $163,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to January 31, 1997. If not applied, $900 of the carryover expires in fiscal 2000, $2,300 expires in fiscal 2002, $39,800 expires in fiscal 2003, $115,000 expires in fiscal 2004 and $5,000 expires in fiscal 2005.
    At July 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly.

DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    (b) Under the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended July 31, 1997, the Fund was charged an aggregate of $97,234 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly owned subsidiary of the Manager, under a transfer agency agreement, for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $122,906 during the period ended July 31, 1997.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS NEW JERSEY
MUNICIPAL MONEY MARKET FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.                            758SA977
Registration Mark
Dreyfus logo]New Jersey
Municipal
Money Market
Fund, Inc.
Semi-Annual
Report
July 31, 1997